UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2005
                                                  ------------------

                           EMC INSURANCE GROUP INC.
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            (Exact name of registrant as specified in its charter)

            Iowa                          0-10956              42-623455
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(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)

 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)

                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

Employers Mutual Casualty Company, the parent company of the Registrant, had two separate Option It! - Deferred Compensation Plans in effect as of December 31, 2001. One plan allowed executive officers to defer bonus income and the other plan allowed non-employee directors to defer retainer and/or meeting fees. During 2002 Employers Mutual retained a new administrator for these plans and for administrative purposes the plans were consolidated into a new plan titled The Executives and Directors Option It Plan, effective November 1, 2002. The consolidation of the plans did not have any impact on the terms or operation of the individual plans. As a result, the Registrant did not file the consolidated plan as a material contract.

On September 29, 2005, Employers Mutual Casualty Company amended the Executives and Directors Option It Plan to comply with the requirements of
Section 409A of the Internal Revenue Code. As a result of this amendment, the plan was frozen so that no bonus income or non-employee director retainer or meeting fees earned and vested after December 31, 2004 can be deferred under the plan; however, the plan will continue to operate pursuant to its terms as in existence on October 3, 2004. This 8-K filing contains the Adoption Agreement for the consolidated plan that became effective on November 1, 2002, the Plan Document and the Amendment freezing the plan effective December 31, 2004.

Item 9.01  Financial Statements and Exhibits.

  (c)  Exhibits.

Exhibit Number      Description
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      10.1          The Executives and Directors Option It Plan, as amended

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Sr. Vice President &
                                    Chief Financial Officer
October 4, 2005

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                                EXHIBIT INDEX
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Exhibit Number      Description
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      10.1          The Executives and Directors Option It Plan, as amended